ANNUITY INVESTORS LIFE INSURANCE COMPANY®

ANNUITY INVESTORS® VARIABLE ACCOUNT B

THE COMMODORE INDEPENDENCE®

PROSPECTUS FOR INDIVIDUAL AND GROUP FLEXIBLE PREMIUM DEFERRED ANNUITIES

SUPPLEMENT DATED AUGUST 4, 2015 TO

PROSPECTUS DATED MAY 1, 2015

On the cover page of the Prospectus dated May 1, 2015, the Oppenheimer Variable Account Funds section of the Portfolio list and related footnote text are replaced in their entirety with the text set out below. This replacement text includes the correct name of the Oppenheimer Conservative Balanced Fund/VA.

Oppenheimer Variable Account Funds

-Capital Appreciation Fund/VA-Non-Service Shares

-Conservative Balanced Fund/VA-Non-Service Shares

-Main Street Fund® /VA-Non-Service Shares

—Effective April 30, 2015, Oppenheimer Capital Income Fund/VA changed its name to Oppenheimer Conservative Balanced Fund/VA.